SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant[X]
Filed by a Party other than the Registrant[  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant toss. 240.14a-12

                               ASB FINANCIAL CORP.
                 _______________________________________________
                (Name of Registrant as Specified In Its Charter)

    _________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:
               _______________________________________________________________
        2)     Aggregate number of securities to which transaction applies:
               _______________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               _______________________________________________________________
        4)     Proposed maximum aggregate value of transaction:
               _______________________________________________________________
        5)     Total fee paid:
               _______________________________________________________________

[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
               ______________________________________
        2)     Form, Schedule or Registration Statement No.:
               ______________________________________
        3)     Filing Party:
               ______________________________________
        4)     Date Filed:
               ______________________________________

                               ASB FINANCIAL CORP.
                             503 Chillicothe Street
                             Portsmouth, Ohio 45662
                                 (740) 354-3177

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The 2002 Annual Meeting of Shareholders of ASB Financial Corp. ("ASB") will be held at Shawnee State Park Resort and Conference Center, 4404B State Route 125, West Portsmouth, Ohio 45663, on October 23, 2002, at 11:00 a.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

          1.   To elect five directors of ASB for terms expiring in 2003;

          2. To ratify the selection of Grant Thornton LLP as the auditors of ASB for the current fiscal year; and

          3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of ASB of record at the close of business on August 30, 2002, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Submitting a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                            By Order of the Board of Directors


                                            /s/Robert M. Smith

Portsmouth, Ohio                            Robert M. Smith, President
September 16, 2002

                               ASB FINANCIAL CORP.
                             503 Chillicothe Street
                             Portsmouth, Ohio 45662
                                 (740) 354-3177

                                 PROXY STATEMENT


                                     PROXIES

         The enclosed Proxy is solicited by the Board of Directors of ASB Financial Corp. ("ASB" or the "Company") for use at the 2002 Annual Meeting of Shareholders of ASB to be held at Shawnee State Park Resort and Conference Center, 4404B State Route 125, West Portsmouth, Ohio 45663, on October 23, 2002, at 11:00 a.m., local time, and at any adjournments thereof (the "Annual Meeting"). The Proxy will not be used for any other meeting. Without affecting any vote previously taken, a shareholder may revoke a Proxy by executing a later dated proxy which is received by ASB before the Proxy is exercised or by giving notice of revocation to ASB in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, by itself, revoke a Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

               FOR the reelection of William J. Burke, Lee O. Fitch, Gerald R. Jenkins, Louis M. Schoettle and Robert M. Smith as directors of ASB for terms expiring in 2003; and

               FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of ASB for the current fiscal year.

         Proxies may be solicited by the directors, officers and other employees of ASB and its subsidiary, American Savings Bank, fsb ("American"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The cost of soliciting Proxies will be paid by ASB.

         Only shareholders of record as of the close of business on August 30, 2002, are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. ASB's records disclose that, as of August 30, 2002, there were 1,512,305 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of ASB on or about September 23, 2002.

                                  VOTE REQUIRED

Election of Directors

         Under Ohio law and ASB's Code of Regulations, the five nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares held by a nominee for a beneficial owner that are represented in person or by proxy but not voted ("non-votes") and shares as to which the authority to vote is withheld are not counted toward the election of directors. If you sign and date a proxy but do not specify how your shares should be voted, your shares will be voted FOR the reelection of the five nominees.

Ratification of Selection of Auditors

         The affirmative vote of the holders of a majority of the shares of ASB represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of ASB for the current fiscal year. The effect of an abstention is the same as a vote against ratification. If you sign and date a Proxy but do not specify how your shares should be voted, your shares will be voted FOR the ratification of the selection of Grant Thornton as auditors.


                             OWNERSHIP OF ASB STOCK

         The following table sets forth certain information regarding the number of common shares of ASB beneficially owned by each director of ASB and by all directors and executive officers of ASB as a group as of August 30, 2002:

                                          Amount and nature of                     Percent of
Name and address (1)                      beneficial ownership (2)           shares outstanding (3)
William J. Burke                                49,885 (4)                            3.27
Lee O. Fitch                                    63,616 (5)                            4.20
Gerald R. Jenkins                              135,087 (6)                            8.60
Louis M. Schoettle                              50,600 (7)                            3.32
Robert M. Smith                                113,003 (8)                            7.20
All directors and executive
  officers of ASB
  as a group (9 persons)                       510,868                               29.92

___________________________

(1) Each of the persons listed in this table may be contacted at the address of ASB.

(2) All shares are owned directly with sole voting or investment power unless otherwise indicated by footnote.

(3) Assumes a total of 1,512,305 common shares outstanding, plus the number of shares such person or group has the right to acquire within 60 days, if any.

(4) Includes 11,486 shares which may be acquired upon the exercise of an option, 1,200 shares as to which Mr. Burke has shared voting and investment power, and 25,199 shares as to which Mr. Burke has shared investment power.

(Footnotes continued on next page)

(5) Includes 3,207 shares which may be acquired upon the exercise of an option, 17,815 shares held by the ASB Management Recognition Plan (the "MRP") as to which Mr. Fitch has shared voting power as Trustee of the MRP, and 11,653 shares as to which Mr. Fitch has shared investment power.

(6) Includes 58,942 shares which may be acquired upon the exercise of an option, 27,919 shares as to which Mr. Jenkins has shared voting and investment power, and 17,142 shares as to which Mr. Jenkins has shared investment power.

(7) Includes 12,516 shares which may be acquired upon the exercise of an option, 21,883 shares as to which Dr. Schoettle has shared voting and investment power, and 11,985 shares as to which Dr. Schoettle has shared investment power.

(8) Includes 56,655 shares which may be acquired upon the exercise of an option, 18,058 shares as to which Mr. Smith has shared voting and investment power, and 11,295 shares as to which Mr. Smith has shared investment power.


         The following table sets forth certain information regarding the only person, other than the directors listed above, known to ASB to beneficially own more than five percent of the outstanding common shares of ASB as of August 30, 2002:

                                           Amount and nature of                 Percent of
Name and address                           beneficial ownership             shares outstanding
ASB Financial Corp. Employee
  Stock Ownership Plan
1201 Broadway
Quincy, Illinois 62301                          133,747 (1)                         8.84

____________________________

(1) Includes 29,315 unallocated shares as to which First Bankers Trust, N.A., as the Trustee for the ASB Financial Corp. Employee Stock Ownership Plan (the "ESOP"), has sole voting power. First Bankers Trust Company, N.A. (the "ESOP Trustee"), has limited investment power over all shares held in the ESOP Trust.


                               BOARD OF DIRECTORS

Election of Directors

         The Board of Directors consists of five directors who are elected annually. The Board of Directors proposes the reelection of the following persons to serve as directors of ASB until the annual meeting of shareholders in 2003 and until their successors are duly elected and qualified:

                                                                Director of
Name                                   Age                       ASB since

William J. Burke                        61                          1995
Lee O. Fitch                            86                          1995
Gerald R. Jenkins                       67                          1995
Louis M. Schoettle                      76                          1995
Robert M. Smith                         56                          1995

         If any nominee is unable to stand for election, any Proxies granting authority to vote for that nominee will be voted for such substitute as the Board of Directors recommends.

         Mr. Burke is a director, the chief executive officer and the marketing manager of OSCO Industries, Inc., a manufacturing company which has its principal place of business in Portsmouth, Ohio. He has been employed by OSCO Industries, Inc., since 1977.

         Mr. Fitch is a shareholder and director of the law firm of Miller, Searl and Fitch, L.P.A. He has practiced law with Miller, Searl and Fitch since 1950.

         Mr. Jenkins retired as the President and Chief Executive Officer of ASB and American effective January 1998. Prior to becoming President in 1983, he held various positions at American including Secretary and Vice President.

         Dr. Schoettle is a physician. He retired from active practice in 1994 after over 35 years of practicing medicine in Portsmouth. Dr. Schoettle also owns and operates a 1,100 acre farm.

         Mr. Smith has been employed by American since 1966 and is currently the President and Chief Executive Officer of American. In 1998, he was named the President of ASB. Prior positions held by Mr. Smith with American include Secretary, Treasurer and Executive Vice President.

         In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if the shareholder has submitted a written nomination to the Secretary of ASB by the later of the August 15th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of ASB owned either beneficially or of record by the nominee and the length of time such shares have been so owned.

         Each of the directors of ASB is also a director of American. Each nominee became a director of ASB in connection with the conversion of American from mutual to stock form (the "Conversion") and the formation of ASB as the holding company for American in 1995.

Meetings of Directors

         The Board of Directors of ASB met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2002. Each director attended at least 75% of the aggregate of such meetings and the meetings of the committees on which he served, except Mr. Fitch.

         The Board of Directors of American also met twelve times for regularly scheduled and special meetings during the fiscal year ended June 30, 2002.

Committees of Directors

         ASB has an Audit Committee and an Executive Committee. The full Board of Directors of ASB serves as a nominating committee. ASB does not have a compensation committee.

         The Audit Committee recommends audit firms to the full Boards of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Mr. Fitch, Mr. Burke, Dr. Schoettle and Mr. Jenkins. The Audit Committee met once during the fiscal year ended June 30, 2002.

         All directors are members of the Executive Committee. The Executive Committee is authorized to act on behalf of the Board of Directors between regular meetings of the Board. The Executive Committee met four times during the fiscal year ended June 30, 2002.


                               EXECUTIVE OFFICERS

         In addition to Mr. Smith, who is the President of both ASB and American, the following persons are executive officers of ASB and American and hold the designated positions:

Name                                     Age              Position(s) held
Carlisa R. Baker                          40              Treasurer of American and ASB

Mary Kathryn Fish                         51              Secretary of American and ASB

Michael L. Gampp                          33              Vice President/Chief Financial Officer of American
                                                          and ASB

Jack A. Stephenson                        50              Vice President of American and ASB


         Ms. Baker has been employed by American since 1979. In 1993, she was promoted to her present position as Treasurer. She has served as the Treasurer of American since 1993 and of ASB since November 1995.

         Ms. Fish has been employed by American since 1984. She is responsible for American's deposit activities. She has also served as American's corporate Secretary since 1993 and ASB's corporate Secretary since January 1995.

         Mr. Gampp has been employed by American and ASB since September 2000 and serves as Vice President and Chief Financial Officer. From 1997 until his employment with American, Mr. Gampp was a principal with Reynolds & Co., Certified Public Accountants. From 1995 to 1997 he was Chief Financial Officer of Buckeye Rural Electric.

         Mr. Stephenson has been employed by American since 1987. Since 1988 he has served as American's Vice President responsible for lending activities and has served as Vice President of ASB since January 1995.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

         The following table sets forth the compensation paid to Mr. Smith, the President of ASB and American, for the fiscal years ended June 30, 2002, 2001, and 2000. No other executive officer of ASB earned salary and bonus in excess of $100,000 during such periods.

                                                    Summary Compensation Table
                                                    --------------------------

                                  Annual compensation                         Long term compensation
                                  --------------------    ------------------------------------------------------------------
                                                                        Awards                           Payouts
                                                          -----------------------------------    ---------------------------
Name and principal        Year     Salary      Bonus       Restricted          Securities         LTIP        All other
position                            ($)         ($)       stock awards         underlying        payouts     compensation
                                                               ($)           options/SARs (#)      ($)            (1)
----------------------------------------------------------------------------------------------------------------------------
Robert M. Smith           2002    $128,250     $15,000          --                 --               --        $52,462 (2)
   President              2001    $120,000     $14,000          --                 --               --        $46,689 (3)
                          2000    $106,500     $10,000          --                 --               --        $52,120 (4)


(1) Does not include amounts attributable to other miscellaneous benefits received by Mr. Smith, the cost of which was less than 10% of his annual salary and bonus.

(2) Consists of director's fees of $20,700 and allocations of $31,762 to Mr. Smith's ESOP account.

(3) Consists of director's fees of $20,100 and allocations of $26,589 to Mr. Smith's ESOP account.

(4) Consists of directors' fees of $19,800 and allocations of $32,320 to Mr. Smith's ESOP account.


Salary Plan

         American maintains a non-qualified retirement plan (the "Salary Plan") for the benefit of Mr. Smith. The Salary Plan provides for continued monthly compensation to Mr. Smith, or his or her beneficiary, for 180 months following his retirement from American at age 65, provided he has completed 15 consecutive years of service to American. The Salary Plan provides for a reduced benefit if Mr. Smith retires after age 55 but before age 65. If Mr. Smith's employment is terminated prior to his attaining age 55 for any reason other than total disability or death, he is not entitled to receive any benefits under the Salary Plan. The benefit payable to Mr. Smith under the Salary Plan, assuming his retirement at age 65, is $5,000 per month for 180 months.

Stock Option Plan

         The shareholders approved the Stock Option Plan in 1995, at which time 171,396 common shares were reserved for issuance by ASB. In 1997 and again in 2000, pursuant to the terms of the Plan that permit adjustments to reflect changes in capitalization, the number of shares reserved under the Plan was increased. There are currently 228,627 shares reserved for issuance, and 212,915 shares have been awarded. Directors, officers and employees of American and ASB are eligible to receive options under the Stock Option Plan.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Smith at June 30, 2002:

                               Aggregated Option/SAR Exercises in Last Fiscal Year and 6/30/02 Option /SAR Values

                                                                    Number of securities            Value of unexercised in-the-
                                                                   underlying unexercised               money options/SARs at
                        Shares acquired         Value            options/SARs at 6/30/02 (#)               6/30/02 ($)(1)
Name                    on exercise (#)      realized ($)        exercisable/unexercisable           exercisable/unexercisable
------------------      ---------------     -------------        ---------------------------       ------------------------------
Robert M. Smith             3,000              $8,130                     56,655/-0-                         $223,787/$0

_________________________

(1) The value of the option was determined by multiplying the number of shares subject to unexercised options by the difference between the $7.64 per share exercise price of the option and the fair market value of ASB's shares, which was $11.59 per share on June 30, 2002.

Management Recognition Plan

         The MRP purchased 68,558 common shares, all of which have been awarded to directors and executive officers of ASB and American. One-fifth of such shares become earned and non-forfeitable on each of the first five anniversaries of the date of the award. Of the shares awarded, 50,743 have vested.

Employee Stock Ownership Plan

         ASB established the ESOP for the benefit of employees of ASB and its subsidiaries, including American, who are age 21 or older and who have completed at least one year of service with ASB and its subsidiaries. The ESOP provides an ownership interest in ASB to all full-time employees of ASB and its subsidiaries. As of June 30, 2002, 104,432 of the 133,747 common shares of ASB held by the ESOP have been allocated to the accounts of participants.

Director Compensation

         Each director currently receives a fee of $550 per month for service as a director of ASB and a fee of $1,200 per month for service as a director of American. In addition, each non-employee committee member receives $100 per committee meeting attended.

         American maintains a deferred compensation benefit plan under which the directors may defer payment of their director's fees. The amounts deferred are used to purchase common shares of ASB at various times throughout the year. One month after a director ceases to be an active director of American, American shall pay the director's deferred amount in a lump sum or, at the director's option, in equal monthly payments for a period of not less than five nor more than ten years. The deferred amount shall be paid in common shares of ASB unless American elects to convert the shares into cash.

         If a director dies while serving as a director of American, equal monthly payments for a period of ten years will be made to the director's beneficiary equivalent to the amount the director would have received if he had retired on the day of his death.

                              CERTAIN TRANSACTIONS

         American makes loans to executive officers and directors in the ordinary course of business. All amounts owed by directors or executive officers in excess of $60,000 during the last two fiscal years were owed pursuant to loans made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, did not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the federal securities laws, ASB's directors and executive officers and persons holding more than 10% of the common shares of ASB are required to report their ownership of common shares and any changes in such ownership to the Securities and Exchange Commission (the "SEC") and ASB. To ASB's knowledge, based solely upon a review of such reports and written representations that no other reports were required during the fiscal year ended June 30, 2002, Mr. Gampp failed to file by the applicable due date a Form 3 regarding his share ownership at the time he became an officer of the Company and Mr. Burke failed to file by the applicable due date a Form 4 regarding a transfer of shares. No other directors, officers or 10% holders failed to timely file any such reports.


                              SELECTION OF AUDITORS

         The Board of Directors has selected Grant Thornton LLP as the auditors of ASB for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit Committee Report

         The Audit Committee of the Board of Directors of ASB is comprised of four directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit ASB's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter").

         As required by the Charter, the Audit Committee received and reviewed the report of Grant Thornton regarding the results of their audit, as well as the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of ASB. A representative of Grant Thornton also discussed with the Audit Committee the independence of Grant Thornton from ASB, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Grant Thornton included the following:

     o Grant Thornton's responsibilities in accordance with generally accepted auditing standards
     o The initial selection of, and whether there were any changes in, significant accounting policies or their application
     o    Management's judgments and accounting estimates

     o    Whether there were any significant audit adjustments
     o    Whether there were any disagreements with management
     o    Whether there was any consultation with other accountants
     o Whether there were any major issues discussed with management prior to Grant Thornton's retention
     o Whether Grant Thornton encountered any difficulties in performing the audit
     o Grant Thornton's judgments about the quality of ASB's accounting principles
     o Grant Thornton's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Grant Thornton, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2002, to be filed with the SEC.

Lee O. Fitch
William J. Burke
Gerald R. Jenkins
Louis M. Schoettle

Audit Fees

         During the fiscal year ended June 30, 2002, Grant Thornton billed ASB $38,750 in fees for professional services in connection with the audit of ASB's annual financial statements and the review of financial statements included in ASB's forms 10-QSB.

Financial Information Systems Design and Implementation Fees

         During the last fiscal year, ASB did not incur fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to ASB's financial statements, or to operate or supervise the operation of an information system or local area network for ASB.

All Other Fees

         During the fiscal year ended June 30, 2002, Grant Thornton billed ASB $21,185 in fees for all accounting services rendered by Grant Thornton, other than the services discussed under the headings Audit Fees and Financial Information Systems Design and Implementation Fees above.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         If a qualified shareholder of ASB intends to submit a proposal to be considered for inclusion in ASB's form of Proxy and in ASB's Proxy Statement (the "Proxy Materials") for the 2003 Annual Meeting of Shareholders (the "2003 Annual Meeting"), such proposal must be received by ASB no later than May 21, 2003. If a shareholder intends to present a proposal at the 2003 Annual Meeting and the proposal was not included in the Proxy Materials, ASB's management proxies for the 2003 Annual Meeting will still be entitled to use their discretionary voting authority to vote on such proposal despite the exclusion of any discussion of the matter in the Proxy Materials if the proposal is not received by ASB before August 4, 2003.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                            By Order of the Board of Directors




Portsmouth, Ohio                            Robert M. Smith, President
September 16, 2002

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               ASB FINANCIAL CORP.

             ASB FINANCIAL CORP. 2002 ANNUAL MEETING OF SHAREHOLDERS
                                October 23, 2002

         The undersigned shareholder of ASB Financial Corp. ("ASB") hereby constitutes and appoints the Proxy Committee of ASB as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of ASB to be held at Shawnee State Park Resort and Conference Center, 4404B State Route 125, West Portsmouth, Ohio 45663, on October 23, 2002, at 11:00 a.m. local time (the "Annual Meeting"), all of the shares of ASB which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.   The election of five directors for terms expiring in 2003:

     [ ]   FOR all nominees                      [ ]   WITHHOLD authority to
           listed below                                Vote for all nominees
           (except as marked to the                    Listed below:
                contrary below):

                                William J. Burke
                                Lee O. Fitch
                                Gerald R. Jenkins
                                Louis M. Schoettle
                                Robert M. Smith

(INSTRUCTION: To withhold authority to votefor any individual nominee, write that nominee's name in the space provided below).

_______________________________________________________________________

2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of ASB for the current fiscal year.


     [ ]  FOR                    [ ]  AGAINST                   [ ]  ABSTAIN

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: Please sign and date this Proxy on the reverse side.

   The Board of Directors recommends a vote "FOR" the nominees and proposal 2.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR the nominees and proposal 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2002 Annual Meeting of Shareholders of ASB and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.



____________________________                ______________________________
Signature                                            Signature


Dated: _____________________                Dated: _______________________


PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.